Exhibit 10.6(A)







To: Wells Fargo Bank, N.A., solely as Securities Administrator on behalf of Banc of America Funding 2007-2 Trust

                      9062 Old Annapolis Road
                      Columbia  MD 21046 USA

Attn:                 Chris Regnier
Telephone:            410 884 2000
Fax:                  410 715 2380

cc:                   Jonathan Hartwig
Telephone:            704 683 4650
Fax:                           704 719 5165

From:                 Bank of America, N.A.
                      233 South Wacker Drive - Suite 2800
                      Chicago
                      Illinois 60606
                      U.S.A.
Department:           Swaps Operations
Telephone:            (+1) 312 234 2732
Fax:                  (+1) 866 255 1444


Date:                 1st February 2007

Our Reference No:     5069005 / 5069004
Reference Name:       Suzanne Buchta
Internal Tracking No: 2447098 / 2447109


Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Wells Fargo Bank, N.A., solely as Securities Administrator on behalf of Banc of America Funding 2007-2 Trust, and Bank of America, N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement

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constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of February 27, 2007, as amended and supplemented from time to time, between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.


In this Confirmation "Party A" means Bank of America, N.A. and "Party B" means Wells Fargo Bank, N.A., solely as Securities Administrator on behalf of Banc of America Funding 2007-2 Trust.


General Terms:

The terms of the particular Transaction to which this Confirmation relates are as follows:


Notional Amount:                        For each Calculation Period, the Notional Amount shall
                                        equal the lesser of:

                                       (i)  the Scheduled Notional Amount for such Calculation Period as detailed in the Schedule of Notional Amounts attached hereto


                                       (ii) the Class Certificate Balance of the Class 1-A-16
                                            Certificates prior to distributions on the Distribution Date
                                            (as defined in the Pooling and Servicing Agreement dated
                                            February 27, 2007) related to the Calculation Period. The
                                            Securities Administrator shall make available each month via its website a statement containing the Class Certificate
                                            Balance of the Class 1-A-16 Certificates for such
                                            Calculation Period. The Securities Administrator's internet website shall initially be located at www.ctslink.com and
                                            assistance in using the website can be obtained by calling the Securities Administrator's investor relations desk at
                                            (301) 815-6600.

Trade Date:                             1st February 2007

Effective Date:                         25th February 2007

Termination Date:                       25th February 2011

Fixed Amounts:

Fixed Rate Payer:                       Party B

Fixed Rate Payer
Payment Dates:                          28th  February 2007, subject to adjustment in accordance with the Following
                                        Business Day Convention.

Fixed Amount:                           USD [________]


Floating Amounts:

Floating Rate Payer:                    Party A


Cap Rate I:                             5.40000 per cent

Cap Rate II:                            8.90000 per cent

Floating Rate Payer Payment
Dates:                                  Early Payments shall be applicable - 2 Business Day prior to each Floating Rate
                                        Payer Period End Date

Floating Rate Payer
Period End Dates:                       The 25th of each Month, commencing on 25th March 2007 and ending on the
                                        Termination Date.   No Adjustment.


Floating Amount:                        The product of (a) the Notional Amount (b) the Floating Rate Day Count Fraction
                                        and (c) the Settlement Spread which shall be calculated in accordance with the following formula:


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                                        If USD-LIBOR-BBA is greater than the Cap Rate I for the applicable Calculation
                                        Period, then Settlement Spread = (USD-LIBOR-BBA - applicable Cap Rate I)
                                        provided, however, that if USD-LIBOR-BBA for any Calculation Period is greater than the Cap Rate II then the USD-LIBOR-BBA for such Calculation Period shall be deemed to be the Cap Rate II.

                                        If 1 Month USD-LIBOR-BBA is less than or equal to the Cap Rate I for the applicable Calculation Period, then Settlement Spread = Zero.

Floating Rate for initial
Calculation Period:                     5.32000 per cent

Floating Rate Option:                   USD-LIBOR-BBA

Designated Maturity:                    1 month

Spread:                                 None

Floating Rate Day
Count Fraction:                         30/360

Reset Dates:                            First day of each Calculation Period.

Business Days:                          New York

Calculation Agent:                      Party A


Recording of Conversations:

Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.

Account Details:

   Party A:       Payments to Bank of America, N.A:

                  USD Fedwire
                  Name:             Bank of America, N.A. - New York
                  ABA #:            026009593
                  Attn:             BOFAUS3N
                  Name:             Bank of America, N.A.
                  City:             Charlotte
                  Acct#:            6550219386
                  Attn:             Rate Derivative Settlements
                  Attn:             BOFAUS6SGDS


Party B:          Wells Fargo Bank N.A.
                  San Francisco, CA
                  ABA:         121000248
                  ACCT:        3970771416
                  ACCT Name:   SAS Clearing
                  FFC:         50990102

Offices:

   The Office of Party A for this
   Transaction is:     Charlotte - NC, United States
         Please send reset notices to fax no. (+1) 866 218 8487

   The Office of Party B for this
   Transaction is:         Wells Fargo Bank, N.A.
                           9062 Old Annapolis Rd.
                           Columbia, MD 21045
                           Attn: Corporate Trust Services - BAFC 2007-2 Trust


Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning via telecopier an executed copy of this Confirmation in its entirety to the attention of Global FX and Derivative Operations (fax no.(+1) 866 255 1444).


Accepted and confirmed as of the date first written:

Bank of America, N.A.              Wells Fargo Bank, N.A., solely as Securities
                                   Administrator on behalf of Banc of America
                                   Funding 2007-2 Trust

/s/ Mary Beth Knight
Mary Beth Knight
Assistant Vice President
Authorised Signatory               By:    /s/ Darron C. Woodus
                                          ------------------------
                                   Name:  Darron C. Woodus
                                   Title: Assistant Vice President

Calculation Period
   Scheduled to
   Commence on:        Notional (USD)
--------------------   --------------
     2/25/2007         110,560,000.00
     3/25/2007         110,559,064.00
     4/25/2007         110,558,129.00
     5/25/2007         110,557,192.00
     6/25/2007         110,556,255.00
     7/25/2007         110,516,390.00
     8/25/2007         110,247,523.00
     9/25/2007         109,752,039.00
    10/25/2007         109,032,737.00
    11/25/2007         108,092,832.00
    12/25/2007         106,935,947.00
     1/25/2008         105,566,108.00
     2/25/2008         103,987,739.00
     3/25/2008         102,205,651.00
     4/25/2008         100,225,033.00
     5/25/2008          98,051,444.00
     6/25/2008          95,690,795.00
     7/25/2008          93,149,343.00
     8/25/2008          90,433,672.00
     9/25/2008          87,550,680.00
    10/25/2008          84,507,560.00
    11/25/2008          81,311,785.00
    12/25/2008          77,971,089.00
     1/25/2009          74,494,069.00
     2/25/2009          70,889,270.00
     3/25/2009          67,165,728.00
     4/25/2009          63,354,447.00
     5/25/2009          59,467,345.00
     6/25/2009          55,597,135.00
     7/25/2009          51,826,209.00
     8/25/2009          48,170,621.00
     9/25/2009          44,628,090.00
    10/25/2009          41,196,376.00
    11/25/2009          37,873,286.00
    12/25/2009          34,656,669.00
     1/25/2010          31,544,417.00
     2/25/2010          28,534,463.00
     3/25/2010          25,624,781.00
     4/25/2010          22,813,385.00
     5/25/2010          20,098,328.00
     6/25/2010          17,477,702.00
     7/25/2010          14,949,636.00

     8/25/2010          12,512,295.00
     9/25/2010          10,163,883.00
    10/25/2010          7,902,636.00
    11/25/2010          5,726,828.00
    12/25/2010          3,634,765.00
     1/25/2011          1,624,787.00


Our Reference Number:     5069005 / 5069004
Internal Tracking No:         2447098 / 2447109